UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2009
NUVEEN INVESTMENTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11123	36-3817266
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		Number)

333 West Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)
(312) 917-7700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
     The information in Item 2.02 of this Report shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. Unless otherwise indicated, the terms “we”, “us”, “our”, “the Company” and “Nuveen Investments” refer to Nuveen Investments, Inc. and, where appropriate, its subsidiaries.
As previously announced, Nuveen Investments will host a conference call to discuss its fourth quarter and full year 2008 results on Tuesday, March 31, 2009 at 10:00 am central time. To access this call live or to listen to an audio replay, visit the investor relations section of the Company’s website at www.nuveen.com.
The following schedules summarize the Company’s results and are intended to accompany the conference call. Table 1 includes sales, net flows, and assets under management for all quarters in 2007 and 2008. Table 2 provides Q4 2008 and Q4 2007 Adjusted EBITDA as defined by our Bank Credit Agreement. The schedule also provides Adjusted EBITDA for the last twelve-month period, which represents all quarters in 2008. Table 3 reconciles Adjusted EBITDA as defined by the Bank Credit Agreement to income before taxes for the same periods (other than Q4 2007).

TABLE 1
Nuveen Investments
Sales, Net Flows and Assets Under Management
For the Periods Ended December 31, 2007, and December 31, 2008
Unaudited

	2007					2008
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Total

Gross sales (in millions):
Mutual funds	$1,682	1,859	1,212	1,314	6,066	$1,354	1,839	1,635	1,487	6,315
Managed accounts-retail	2,759	2,260	1,764	1,809	8,592	1,701	2,118	2,026	2,068	7,914
Managed accounts-institutional	3,398	2,576	2,112	1,703	9,789	1,197	1,363	2,840	1,357	6,757
Closed-end funds	296	1,133	47	231	1,706	2	(0)	(0)	(0)	2

Total funds and accounts	$8,134	7,827	5,135	5,057	26,153	$4,254	5,321	6,501	4,912	20,988

Net Flows (in millions):
Mutual funds	$1,015	621	(3)	(32)	1,601	$61	744	147	(537)	416
Managed accounts-retail	(547)	(1,253)	(1,782)	(2,125)	(5,707)	(2,523)	(1,823)	(1,895)	(2,680)	(8,921)
Managed accounts-institutional	2,249	1,390	337	(244)	3,733	(584)	112	1,174	(116)	586
Closed-end funds	316	1,147	38	217	1,717	3	48	(1,172)	(1,250)	(2,370)

Total funds and accounts	$3,033	1,906	(1,411)	(2,184)	1,344	$(3,042)	(919)	(1,745)	(4,582)	(10,288)

Managed funds and accounts (in millions):
Assets under management:
Beginning of period	$161,609	166,095	171,602	170,394	161,609	$164,307	153,026	151,833	134,065	164,307
Acquisition of HydePark accounts	—	363	—	—	363	—	—	—	—	—
Acquisition of Winslow Capital accounts	—	—	—	—	—	—	—	—	4,542	4,542
Sales — funds and accounts	8,134	7,827	5,135	5,057	26,153	4,254	5,321	6,501	4,912	20,988
Dividend reinvestments	103	108	109	390	709	69	155	(170)	493	547
Redemptions and withdrawals	(5,204)	(6,029)	(6,655)	(7,630)	(25,518)	(7,365)	(6,394)	(8,076)	(9,988)	(31,823)

Total net flows into funds and accounts	3,033	1,906	(1,411)	(2,184)	1,344	(3,042)	(919)	(1,745)	(4,582)	(10,288)
Appreciation / (depreciation) of managed assets	1,453	3,238	203	(3,903)	991	(8,240)	(274)	(16,022)	(14,802)	(39,338)

End of period	$166,095	171,602	170,394	164,307	164,307	$153,026	151,833	134,065	119,223	119,223

Recap by product type:
Mutual funds	$19,584	20,160	19,967	19,195		$18,415	19,064	17,661	14,689
Closed-end funds	53,091	53,423	53,234	52,305		50,626	50,095	44,710	39,858
Managed accounts-retail	58,713	59,495	58,119	54,919		49,431	47,671	40,368	34,860
Managed accounts-institutional	34,707	38,524	39,074	37,888		34,553	35,002	31,326	29,817

Total assets under management	$166,095	171,602	170,394	164,307		$153,026	151,833	134,065	119,223

Recap by manager:
Nuveen	$79,430	78,565	77,489	76,282		$74,914	75,031	69,650	64,649
NWQ	36,277	38,599	37,352	34,575		29,650	28,301	23,159	17,264
Rittenhouse	3,333	3,235	3,258	2,982		2,669	2,093	1,713	1,258
Santa Barbara	4,583	5,040	5,073	4,571		3,789	3,833	3,352	2,658
Symphony	8,953	10,293	10,427	10,822		9,838	10,202	9,960	7,113
Tradewinds	33,518	35,316	35,143	33,281		30,537	30,779	24,749	20,606
HydePark	—	553	1,653	1,794		1,629	1,594	1,483	1,134
Winslow Capital	—	—	—	—		—	—	—	4,542

Total assets under management	$166,095	171,602	170,394	164,307		$153,026	151,833	134,065	119,223

Recap by style:
Equity-based	$85,531	90,728	89,276	83,577		$74,083	72,449	59,495	52,064
Municipals	64,519	64,014	64,156	64,121		63,073	63,513	60,714	57,540
Taxable income-oriented	16,045	16,859	16,962	16,609		15,870	15,871	13,857	9,619

Total assets under management	$166,095	171,602	170,394	164,307		$153,026	151,833	134,065	119,223

TABLE 2
Nuveen Investments
Adjusted EBITDA (1)
Unaudited
(in thousands)

	Q4 2008	Q4 2007	2008
Operating Revenues
Advisory Fees	$150,459	$201,413	$707,431
Underwriting & Distribution Revenue	6,251	1,800	9,442
Performance Fees / Other	4,712	6,519	23,918

Total Operating Revenue	161,422	209,732	740,791

Adjusted Operating Expenses (2)
Compensation & Benefits	44,556	72,028	229,417
Advertising & Promotion	3,371	4,082	13,701
Occupancy & Equipment	4,734	4,346	18,492
Travel & Entertainment	2,863	3,454	11,995
Outside & Professional Services	10,365	10,781	41,353
Other Operating Expenses	6,157	5,993	21,590
Minority Interest Expense	73	1,818	2,003
Pro forma Savings	(2,214)	(1,750)	(13,561)

Total Operating Expenses	69,905	100,752	324,990

Adjusted Other Income/(Expense) (2)	(1,202)	508	333

Subtotal	90,315	109,488	416,134

Winslow Pro forma	1,850	—	7,400

Adjusted EBITDA (1)	$92,165	$109,488	$423,534

(1)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

(2)	Balances exclude the impact of consolidated investment vehicles in which Nuveen has no economic interest and include adjustments consistent with our Bank Credit Agreement and thus are non-GAAP financial measures.

TABLE 3
Nuveen Investments
Adjusted EBITDA (1) Reconciliation
Unaudited
(in thousands)
This table presents adjustments reconciling income before taxes shown in the Company’s financial statements to Adjusted EBITDA (1) calculated in accordance with the Company’s Credit Agreement.

	Q4 2008	2008
Income before taxes	(2,125,242)	(2,139,075)

Net interest expense	68,737	265,444
Amortization & depreciation	19,186	75,189

Adjustments per Credit Agreement:
Non-cash compensation	9,585	39,384
Deal related expenses	145	2,280
Retention, severance and recruiting expense	52,192	75,866
Structured products distribution expense	7,169	10,738
Non-recurring items	2,008,049	2,010,545
Pro forma restructuring	2,214	13,561
Debt and investment related expenses	48,280	62,202

Subtotal	90,315	416,134
Winslow pro forma	1,850	7,400

Adjusted EBITDA (1)	$92,165	$423,534

(1)	Earnings before interest, taxes, depreciation and amortization (EBITDA) is presented on an adjusted basis consistent with the definitions included in our Bank Credit Agreement. Adjusted EBITDA is a non-GAAP financial measure and has been included because it is a basis upon which our management assesses and will assess our operating performance. Adjusted EBITDA is not a measure of our liquidity or financial performance under GAAP. Our measure of adjusted EBITDA is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the methods of calculation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 30, 2009	NUVEEN INVESTMENTS, INC.

	By: Name:	/s/ John L. MacCarthy John L. MacCarthy
	Title:	Executive Vice President